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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2005

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact name of registrant as specified in its charter)


           Nevada                       000-32741               84-1394211
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)         Identification No.)


         13-01 Pollitt Drive,
             Fair Lawn, NJ                                    07410
(Address of principal executive offices)                   (Zip Code)


                                  201-703-2299
               Registrant's telephone number, including area code

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

     On May 16, 2005, Vyteris Holdings (Nevada) Inc., formerly Treasure Mountain Holdings, Inc. and the parent corporation of Vyteris, Inc., announced that the SEC has declared effective its Registration Statement covering 12,960,174 shares of its common stock and other corporate events. The Registration Statement relates solely to the resale of shares of common stock owned by certain stockholders of the company. A copy of a press release, dated May 16, 2005, is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  The following exhibit is attached to this Current Report:

Exhibit No.          Description
-----------          -----------


   99.1              Press release, dated May 16, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      VYTERIS HOLDINGS (NEVADA), INC.


Dated: May 17, 2005                   By: /s/ Michael McGuinness
                                          -------------------------
                                          Michael McGuinness
                                          Vice President and Chief Financial
                                          Officer, Assistant Secretary and
                                          Treasurer

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                                  EXHIBIT INDEX


EXHIBIT NO.                                DESCRIPTION
-------------   ----------------------------------------------------------------

    99.1        Press release, dated May 16, 2005